                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------
                                    FORM 8-K
                              -------------------

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 AUGUST 15, 2006

                              -------------------

                    HONDA AUTO RECEIVABLES 2005-5 OWNER TRUST
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)

                              -------------------

           DELAWARE                  333-125676-02              20-6663735
 (STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
       OF INCORPORATION)                                    IDENTIFICATION NO.)

      AMERICAN HONDA RECEIVABLES CORP.
            20800 MADRONA AVENUE
                TORRANCE, CA                                       90503
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 972-2511

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 8.01. OTHER EVENTS

On August 15, 2006, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and
Servicing Agreement, dated as of October 1, 2005 (the "Agreement"), between
American Honda Receivables Corp., as Seller, American Honda Finance Corporation,
as Servicer, and Honda Auto Receivables 2005-5 Owner Trust, a Delaware statutory trust, as Issuer, were distributed to holders ("Noteholders") of notes issued by
Honda Auto Receivables 2005-5 Owner Trust. In accordance with the Agreement, the
Servicer's Certificate, as defined in the Agreement, was furnished to U.S. Bank
National Association, as Indenture Trustee (the "Indenture Trustee") for the
benefit of the Noteholders and, as such, was distributed by the Indenture
Trustee to the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 20 to this Current Report on Form 8-K.

ITEM 9.01 (d) EXHIBIT 20

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             HONDA AUTO RECEIVABLES 2005-5 OWNER TRUST
                             BY: AMERICAN HONDA FINANCE CORPORATION, AS SERVICER

                             By: /s/ Paul C. Honda
                                 ---------------------------
                                 Paul C. Honda
Date:  August 15, 2006           Assistant Vice President, Assistant Secretary
                                 and Compliance Officer

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